FORM NO. 7a                                               Registration No. 17222


                                     [SEAL]


                                     BERMUDA

                            CERTIFICATE OF DEPOSIT OF
                     MEMORANDUM OF INCREASE OF SHARE CAPITAL


        THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

                              VDC CORPORATION LTD.
                              --------------------

was delivered to the Registrar of Companies on the 9th day of April, 1998 in accordance with section 45(3) of the Companies Act 1981 ("the Act").

                                             Given under my hand this 1st

                                             day of May, 1998.



                                             /s/ Registrar
                                             ---------------------------------
                                             for Acting Registrar of Companies


Capital prior to increase: US $ 12,012,000.00
                           ------------------

Amount of increase:        US $ 89,988,000.00
                           ------------------

Present Capital:           US $102,000,000.00
                           ------------------

FORM NO. 3a


                                     [SEAL]


                                     BERMUDA

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME


I hereby certify that


                           THE VAN DIEMEN'S COMPANY LTD.



having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of

                              VDC CORPORATION LTD.



Given under my hand this 11th day of September 1995.


[SEAL]

                                             /s/ Registrar
                                             -----------------------------
                                             Acting Registrar of Companies

FORM NO. 3a


                                     [SEAL]


                                     BERMUDA

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME


I hereby certify that


                                 CapitalCorp Ltd.



having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of

                           THE VAN DIEMEN'S COMPANY LTD.



Given under my hand this 12th day of May 1992.


[SEAL]
                                             /s/ Registrar
                                             --------------------------
                                             for Registrar of Companies

FORM NO. 6


                                     [SEAL]

                                     BERMUDA

                          CERTIFICATE OF INCORPORATION



I hereby in accordance with the provisions of section 14 of the Companies Act, 1981, issue this Certificate of Incorporation and do certify that on the 10th day of March 1992

                                 CapitalCorp Ltd.



was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

Given under my hand this 10th day of March 1992.

[SEAL]

                                             /s/ Registrar
                                             ----------------------
                                             Registrar of Companies

FORM NO. 2

                                     BERMUDA

                             THE COMPANIES ACT 1981

                          MEMORANDUM OF ASSOCIATION OF
                            COMPANY LIMITED BY SHARES
                             (Section 7(1) and (2))

                            MEMORANDUM OF ASSOCIATION
                                       OF

                                CapitalCorp Ltd.

--------------------------------------------------------------------------------
                   (hereinafter referred to as "the Company")


1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.   We, the undersigned, namely,


       NAME             ADDRESS                BERMUDIAN     NATIONALITY            NUMBER OF
                                                 STATUS                               SHARES
                                                (Yes/No)                           SUBSCRIBED

William Milner       "Mayflower",                Yes          British                   1
Cox                  Mayflower Drive,
                     Middle Road,
                     Devonshire,
                     Bermuda.

Michael Llewellyn    Limerston House,             No          British                   1
Jones                Trinity Church Rd.,
                     Bailey's Bay,
                     Hamilton Parish,
                     Bermuda.

Douglas Harvey       "Ridgemount"                 No          British                   1
Pullen               Harrington
                     Hundred's,
                     Smith's,
                     Bermuda.


do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.   The Company is to be an exempted Company as defined by the Companies Act
     1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels:

     None



5. The Company does not propose to carry on business in Bermuda, save as permitted by Sections 129 and 129A of The Companies Act 1981 ("the Act").

6. The authorised share capital of the Company is US$12,000.00 divided into 120,000 shares of US$0.10 each. The minimum subscribed share capital of the Company is US$12,000.00.

7.   The objects for which the Company is formed and incorporated are:

     1. To carry on all or any of the business of explorers for, miners, refiners, storers, suppliers, distributors, brokers and factors of and dealers and traders in metals, ores and minerals of all kinds and oil, gas and hydrocarbon products.

     2. To carry on the business of venture capitalists, promoters and financiers of and to procure capital for companies of all kinds and to subscribe for purchase, dispose of and otherwise deal in the shares, bonds and securities of such companies.

     3. To carry on the business of an investment company and for that purpose to acquire and hold either in the name of the company or in that of any nominee shares, stocks, debentures, debenture stock, bonds, notes obligations and securities issued or guaranteed by any company wherever incorporated or carrying on business and debentures, debenture stock, bonds, notes, obligations and securities issued or guaranteed by any government, sovereign, ruler, commissioners, public body or authority, supreme, dependent, municipal, local or otherwise in any part of the world.

     4. The objects set out in paragraphs (b) to (n) and (p) to (t) inclusive of the Second Schedule to the Act.

     5. To enter into any guarantee, contract of indemnity of suretyship and to assure support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

8. The Company shall not have the power set out in paragraph 1 of the First Schedule to the Act.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof:

      /s/     William Milner Cox                           /s/     Witness
--------------------------------------               ---------------------------
WILLIAM MILNER COX

     /s/     Michael Llewellyn Jones                       /s/     Witness
--------------------------------------               ---------------------------
MICHAEL LLEWELLYN JONES

    /s/      Douglas Harvey Pullen                         /s/     Witness
--------------------------------------               ---------------------------
DOUGLAS HARVEY PULLEN


          (Subscribers)                                      (Witnesses)


SUBSCRIBED this  21st  day of February, 1992

FORM NO. 1a



                                     [SEAL]


                                     BERMUDA

                             THE COMPANIES ACT 1981

                                     CONSENT


                            Pursuant to section 6(1)


In exercise of the powers conferred upon him by section 6(1) of the Companies Act 1981,the Minister of Finance hereby gives his consent to

                                 CapitalCorp Ltd.

to be registered as an exempted Company under the Companies Act 1981, subject to the provisions of the said Act.

Dated this 5th day of March, 1992.

                                                     /s/ David J. Saul
                                                     ---------------------------
                                                     Minister of Finance